Exhibit 99.2

National Penn Bancshares, Inc. Follow-on Common Stock Offering NASDAQ: NPBC Glenn E. Moyer President & Chief Executive Officer Scott V. Fainor Chief Operating Officer Michael R. Reinhard Treasurer Michael J. Hughes Chief Financial Officer

Safe Harbor Regarding Forward Looking Statements This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, rationales, objectives, expectations or consequences of proposed or announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions investors not to place undue reliance on these statements. National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, increased capital requirements mandated by National Penn’s regulators, National Penn’s ability to raise capital, variations in interest rates, continued deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof, including the prospectus supplement filed with the SEC on September 8, 2009. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. 2

Offering Summary 3 Issuer: National Penn Bancshares, Inc. Exchange / Symbol: NASDAQ / NPBC Type of Offering: Public Follow-on Offering Type of Security: Common Stock Offering Size: Gross Proceeds of $125 million Over-Allotment Option: 15% Shares Offered: Approximately 25 million Pro Forma Shares Outstanding: Approximately 121 million Use of Proceeds: General corporate purposes, which may include support for organic and opportunistic acquisition-based growth and the possible repurchase of preferred shares held by the U.S. Treasury Book-Running Manager: Sandler O'Neill + Partners, L.P. Co-Managers: JPMorgan Securities, Inc. / Keefe, Bruyette & Woods

Rationale For Offering Improves tangible common equity / tangible assets ratio from 5.3% to 6.5%1 as of June 30, 2009 Further improves strong regulatory capital ratios Provides opportunities to take advantage of competitor disruptions and selective acquisition opportunities Provides flexibility to consider repayment of TARP Capital Purchase Program funds 4 (1) Non-GAAP financial measures calculated using GAAP amounts. See note 7 to "Summary Selected Consolidated Financial Information" on page S-6 of the prospectus supplement filed by National Penn with the SEC on September 8, 2009

National Penn Snapshot Founded 1874, headquartered in eastern PA NASDAQ ticker: NPBC $9.8 billion in total assets 127 community offices Part of S&P SmallCap 600 Index Successful acquirer/integrator over the past 18 years: 11 community banks and thrifts 5 branch transactions 5 insurance agencies 1 wealth management entity 5 As of June 30, 2009

Attractive Franchise in the Heart of the Mid-Atlantic Region 6

4.1% Nationwide Projected Income Growth $54.7 Nationwide HH Income ($000) $87.3 $47.6 $58.9 $58.6 $60.2 Median Household Income ($000) 7.4% 7.3% 4.2% 5.0% 6.1% Projected Income Growth: ’09 – ’14 19 5 21 15 23 # Community Banking Offices 9.4% 16.7% 14.5% 9.4% 22.4% Market Share 2 2 2 2 1 Market Rank 13.7% 5.2% 20.2% 8.7% 17.3% % of National Penn Deposits Chester Centre Berks Lehigh Northampton Source: SNL Financial Deposit %, market rank, market share, and office data as of June 30, 2008; all other data as of June 30, 2009 7 Strong Market Share in Demographically Attractive Counties

8 Market Disruption is a Key Opportunity Wachovia / Wells Fargo Citizens / Royal Bank of Scotland Sovereign / Banco Santander Commerce / Toronto-Dominion Bank of America Harleysville / First Niagara (pending) Deposits in NPBC Region (Dollars in Billions) $32.1 $17.0 $12.7 $9.8 $7.6 $3.8 Includes all deposits in the counties colored on slide 6 As of June 30, 2008 Source: SNL Financial Market Share 19.3% 10.2% 7.6% 5.9% 4.6% 2.3% Capturing 1% of the total of dislocated competitor deposits would increase National Penn’s deposits by approximately 12%

Wachovia / First Union 36 Chief Risk Officer Sandra Bodnyk Wachovia / First Union 29 Chief Operating Officer Scott Fainor Meridian Bank 20 Chief Financial Officer Michael Hughes National Penn 30 Treasurer Michael Reinhard Meridian Bank 32 President and Chief Executive Officer Glenn Moyer Relevant Experience Years of Financial Services Experience Position Name 9 Experienced Management Team

5.1% Personal lines products Commercial lines products Employer sponsored employee benefit programs Primarily eastern PA, but licensed in 27 states 34th largest bank-owned agency in the U.S. 8 locations and 83 agents $356 million in annual premiums (12 months ended June 30, 2009) Insurance 8.9% A group of boutique wealth management companies which specialize in a specific segment: Individuals, institutions in need of wealth management “Delaware Advantage” 401k Plan advisory Primarily regional with a growing international business Full array of wealth management products and services Assets under management and administration = $8.1 billion Wealth 86.0% (3.4% of which is Mortgage Banking) Retail clients in footprint Commercial clients in footprint Government and not-for-profit clients in footprint Eastern/central PA and northern DE and MD 127 community banking offices 141 ATMs Banking % of Revenues Market Focus Scope of Operations Business Line 10 Diversified Lines of Business - Banking, Insurance, Investments, Trust As of June 30, 2009

Strategic Operating Objectives Capital strength Credit quality improvements Liquidity management - focus on core deposits Diversified sources of revenue Effective cost control culture Solid enterprise-wide risk management commitment Balanced organic and acquisition growth Profitable relationship building Community banking market delivery philosophy 11

$52.2 million common equity raised in the second quarter 2009 Pro forma capital ratios for $125 million follow-on offering 12 10.0% 8.8% Leverage Ratio 12.8% 11.3% Tier 1 Risk-Based Capital Ratio 14.0% 12.6% Total Risk-Based Capital Ratio 6.5% 5.3% Tangible Common Equity / Tangible Assets NPBC Pro Forma* June 30, 2009 NPBC June 30, 2009 *Assumptions Common equity offering of $125 million; 4.75% underwriting discount and estimated offering expenses Focused on Building Capital

Strong Historical Asset and Loan Growth 13 Asset CAGR: 16.2% Gross Loans CAGR: 15.1% *Gross loans includes loans held for sale 6/30/09 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Millions of Dollars 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Gross Loans* Total Asset

Credit Quality Compares Favorably to Peers Non-performing assets to total assets Allowance for loan loss to loans 14 As of June 30, 2009 Peer group as disclosed in NPBC 2009 Proxy Statement National Average is the average value for all regulated depositories nationwide Source: SNL Financial 1.25% 1.85% 2.41% 1.56% 1.71% 1.54% 0.00% 1.00% 2.00% 3.00% 4.00% National Penn Peers National Average

Loan Risk Profile is Balanced 1.27% 3.90% 0.34% 0.77% 6.82% 0.38% 2.60% 0.76% 1.42% YTD Net Chargeoffs (annualized) / Avg Loans 0.46% 1.95% $ 6,306,849 Total Gross Loans* 2.17% 1.04% 47,385 Leasing/Other 1.00% 0.99% 882,454 Residential Mortgage 1.43% 0.79% 138,017 Indirect 0.34% 2.97% 166,542 Private Banking 0.58% 0.37% 794,278 Home Equity and Direct 0.31% 11.63% 481,965 CRE-Construction 0.75% 1.22% 846,291 CRE-Permanent 0.16% 1.30% 2,949,917 Commercial Total Past Dues / Loans Non Performing/Loans 6/30/2009 Balance ($ in thousands) Internal loan classifications 15 Approximately 95% of loans in-market Actual lending limits are well below legal limit and risk-based *Includes loans held for sale As of June 30, 2009

Loan Risk Profile is Balanced 16 Peer Concenration 6/30/09 % of % of $ in thousands Balance Portfolio Portfolio¹ Commercial & Industrial $1,139,020 18.1% 20.7% Nonfarm, Non-residential 1,554,959 24.7% 27.8% Construction 626,816 9.9% 12.6% Multifamily 201,267 3.2% 2.3% Subtotal CRE 2,383,042 37.8% 42.7% First Lien Mortgages 1,280,540 20.3% 14.4% Second/Junior Lien Mortgages Closed-end Junior Liens 382,315 6.1% 2.6% HELOCs 417,807 6.6% 6.2% Credit Cards & Revolving Credit Plans 65,464 1.0% 1.0% Other Consumer 178,583 2.8% 6.9% Other Loans 460,078 7.3% 5.5% Total Gross Loans² 6,306,849 100.0% 100.0% (1) Aggregate concentrations for the peer group as disclosed in NPBC 2009 Proxy Statement (2) Includes loans held for sale As of June 30, 2009

C & I portfolio Grade 5 (Acceptable Risk) or worse rated relationships $3 million+ in relationship size Monthly reviews by account with Executive Management Commercial Real Estate Oversight Committee In place since July 2008 Bi-weekly reviews by account with Executive Management $3 million+ in relationship size All subdivision, land and commercial construction exposures reviewed Commercial Real Estate Committee – Loan Approval Special approval process for all relationships over $750,000 Quarterly Watch List process for all other loans Increased staffing in workout/collections area 17 Thorough Credit Review Process

Improved Sources of Funding June 30, 2008 $9.13 Billion 18 June 30, 2009 $9.68 Billion June 30, 2008 June 30, 2009 Total Deposits ($000) $6,083,717 $6,811,654 Capital 13% Long Term Borrowings 10% Short Term Borrowings 7% Deposits 70% Capital 11% Long Term Borrowings 13% Short Term Borrowings 9% Deposits 67%

Daily Funds Position Total Borrowed Funds Strong Liquidity Position $149 million Purchased $210 million Sold $2.00 billion $1.66 billion 19 NPBC Unused Borrowing Capacity in Excess of $1 Billion 6/30/09 6/30/08 6/30/09 6/30/08 ($200) ($100) $0 $100 $200 $300 Millions of Dollars $750 $1,000 $1,250 $1,500 $1,750 $2,000 Millions of Dollars

Proactive Management of the Investment Portfolio Total Investments $2.16 Billion 20 1.5% $31 CDOs 3.1% $681 Private Label MBS 4.0% $86 Other 0.6% $13 Corporate 3.0% $64 Agency 4.4% $95 US Treasury 37.8% $816 Municipal 45.6% $984 Agency MBS % $ (millions) Type As of June 30, 2009 (1) Subsequently reduced to $54 million as of August 25, 2009 due to sale of investments CDOs US Treasury Priv Lbl MBS Other Agency Corporate Agency MBS Municipal

Effective Cost Control Culture Non-Interest Expenses 21 * The 4Q08 amount of $55.204 million is a non-GAAP financial measure as it excludes a fraud expense of $4.5 million from total GAAP non-interest expenses of $59.704 million. The 2Q09 amount of $56.492 million is a non-GAAP financial measure as it excludes a FDIC Special Assessment of $4.63 million and a prepayment penalty on the early extinguishment of debt of $1.53 million from total GAAP non-interest expenses of $62.652 million. Management believes that the presentation of non-interest expense excluding the impact of the specified non-recurring items provides information that is comparable to prior periods, and therefore is essential to a proper understanding of the financial information presented for National Penn. $56,492* $56,693 $55,204* $54,087 $53,826 2.38% 2.34% 2.37% 2.40% 2.31% $40,000 $44,000 $48,000 $52,000 $56,000 $60,000 2Q08 3Q08 4Q08 1Q09 2Q09 Dollars in Thousands 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% Non-Interest Expenses / Average Assets (Annualized)

Strong Historical Growth in Diluted Earnings Per Share 22 Source: SNL Financial National Penn Diluted EPS CAGR: 1999 – 2007: 7.2% $0.75 $0.77 $0.88 $0.97 $1.05 $1.06 $1.25 $1.29 $1.31 $0.60 $0.85 $1.10 $1.35 1999 2000 2001 2002 2003 2004 2005 2006 2007 Diluted Earnings Per Share

Current Low Valuation to Peers 23 Source: SNL Financial Peer group as disclosed in NPBC 2009 Proxy Statement NPBC Median: 351% Regional Peer Median: 305% 104% 158% Price / Tangible Book Value (%) 0% 100% 200% 300% 400% 500% December 03 December 04 November 05 November 06 October 07 September 08 September 09 National Penn Regional Peers

Significant Investment Considerations Strong franchise and attractive demographics Strong pro forma balance sheet Experienced management team Multiple growth opportunities Currently attractive valuation relative to peers 24 NASDAQ: NPBC